_______ __, 2007

Customer Acquisition Network, Inc.
595 S. Federal Highway, Suite 600
Boca Raton, Florida 33432

Attention: Michael Brauser, President

Dear Sir:

Reference is made to that certain Employment Agreement (the “Employment Agreement”), of even date herewith, by and between Customer Acquisition Network, Inc., a Delaware corporation (the “Company”), and the undersigned. In connection with the undersigned’s execution of the Employment Agreement, the Company shall grant the undersigned ______________ shares (the “Executive Shares”) of common stock, par value $0.001 per share, of the Company (the “Common Stock”). In consideration of the grant of the Executive Shares, the undersigned hereby agrees as follows:

1. The undersigned hereby covenants and agrees, except as provided herein, not to (1) offer, sell, contract to sell, grant any option to purchase, hypothecate, pledge, or otherwise dispose of or (2) transfer title to (a “Prohibited Sale”) any of the Executive Shares, during the period commencing on the date hereof and ending on the 24-month anniversary of the date hereof (the “Lockup Period”), without the prior written consent of the Company. Notwithstanding the foregoing, the undersigned shall be permitted from time to time during the Lockup Period, without the prior written consent of the Company, as applicable, (i) to transfer all or any part of the Executive Shares to any family member, for estate planning purposes, or to an affiliate thereof (as such term is defined in Rule 405 under the Securities Exchange Act of 1934, as amended), provided that such transferee agrees in writing with the Company to be bound hereby or (ii) to participate in any transaction in which holders of the Common Stock of the Company participate or have the opportunity to participate pro rata, including, without limitation, a merger, consolidation or binding share exchange involving the Company, a disposition of the Common Stock in connection with the exercise of any rights, warrants or other securities distributed to the Company’s stockholders, or a tender or exchange offer for the Common Stock, and no transaction contemplated by the foregoing clauses (i) or (ii) shall be deemed a Prohibited Sale for purposes of this Letter Agreement; provided, however, that the Executive Shares shall remain subject to the provisions of this Letter Agreement following consummation of the Company’s anticipated reverse-merger transaction with a to be identified public company.

2. Notwithstanding the provisions of Section 1 above, during the period commencing eighteen (18) months after the date hereof and continuing until the expiration of the Lockup Period, the undersigned may sell under Rule 144 of the Securities Act of 1933, as amended, such number of Executive Shares as do not exceed, in the aggregate, 50% of the undersigned’s holdings of the Executive Shares as of the date hereof.

3. This Letter Agreement shall be governed by and construed in accordance with the laws of the New York.

4. This Letter Agreement (and the agreements reflected herein) may be terminated by the mutual agreement of the Company and the undersigned, and if not sooner terminated, will terminate upon the expiration date of the Lockup Period. This Letter Agreement may be duly executed by facsimile and in any number of counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument. Signature pages from separate identical counterparts may be combined with the same effect as if the parties signing such signature page had signed the same counterpart. This Letter Agreement may be modified or waived only by a separate writing signed by each of the parties hereto expressly so modifying or waiving such agreement.

Very truly yours,

Print Name:

Address: ______________________________________
Number of shares of Common Stock owned: ____________
Certificate Numbers: ______________________________

[Company signature on the following page]

Accepted and Agreed to:

Customer Acquisition Network, Inc.

By:
Michael Brauser, President